UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   September 13, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                   1-6395                                 95-2119684
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          (Commission File Number)             (IRS Employer Identification No.)


               200 Flynn Road
            Camarillo, California                               93012-8790
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   (Address of Principal Executive Offices)                     (Zip Code)


                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     (a) On June 15, 2006 the Company received a Staff Determination letter from the Nasdaq Stock Market ("Nasdaq") indicating that the Company's securities are subject to delisting from The Nasdaq National Market (now the Nasdaq Global Market) because the Company has not yet filed its Form 10-Q for the fiscal quarter ended April 30, 2006 and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). The Company requested a hearing before a Nasdaq Listing Qualifications Panel ("Panel") to review the Staff Determination and on August 29, 2006 the Panel granted the Company's request for additional time to regain compliance, setting November 10, 2006 as the date by which the Company must file the First Quarter Form 10-Q and all required restatements. For information on the Company's pending restatement of its historical financial statements, related to stock-based compensation, see the Form 8-K filed by the Company on July 20, 2006.

     On September 13, 2006 the Company received an Additional Staff Determination from Nasdaq (the "September Notice") indicating that the Company's failure to timely file its Form 10-Q for the fiscal quarter ended July 30, 2006 ("Second Quarter Form 10-Q") is an another instance of noncompliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14) and an additional basis for delisting. The September Notice states that the Panel will consider the additional deficiency in rendering a determination regarding the Company's continued listing and invites the Company to present its views with respect to this matter no later than September 20, 2006. The Company continues to cooperate with Nasdaq and will timely submit its comments to the Panel.

     The delayed filing of the Second Quarter Form 10-Q had been previously contemplated by the Company and was therefore incorporated into the plan of compliance presented by the Company to the Panel at the hearing in August 2006. The Company expects to file the Second Quarter Form 10-Q by the November 10, 2006 deadline established by Nasdaq with respect to its restated historical financial statements and the First Quarter Form 10-Q.

     The press release issued by the Company on September 15, 2006 in connection with this matter is attached hereto as Exhibit 99.1

     Although the Company expects to file all required reports with the SEC by November 10, 2006, and thereby regain compliance with Nasdaq's continued listing requirements, it can provide no assurances that it will be able to do so.


Item 9.01. Financial Statements and Exhibits

   (c) Exhibits
       --------

       Exhibit 99.1      Press Release of the Company dated September 15, 2006



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2006                     SEMTECH CORPORATION


                                             By:    /s/ David G. Franz, Jr.
                                                 -------------------------------
                                                 David G. Franz, Jr.
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number           Description of Document
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Exhibit 99.1             Press Release of the Company dated September 15, 2006